Exhibit 32.1

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Axion International Holdings, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Steven Silverman, President and Chief Executive Officer of the Company, and Donald Fallon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2012
/s/ Steven Silverman
Steven Silverman
President and Chief Executive Officer

Date: March 6, 2012	/s/ Donald Fallon
Donald Fallon
Chief Financial Officer